The PRAISE Study A Phase 2 Randomized, Double-Blind, Placebo-Controlled Study to Evaluate the Safety and Efficacy of Pamrevlumab (FG-3019) in Patients with Idiopathic Pulmonary Fibrosis Prof. Luca Richeldi, MD Policlinico A. Gemelli, Catholic University, Rome FIBROGEN STUDY#: FGCL-3019-067 ClinicalTrials.gov ID#: NCT01890265 Exhibit 99.1

PRAISE Background Pamrevlumab (FG-3019) A Human MAb Targeting CTGF Preclinical Data Supportive of Reversal of the Process of Fibrosis1 Decline in lung density over 8 weeks of therapeutic administration in a mouse Radiation-Induced Lung Fibrosis (RILF) model with durable effects after treatment cessation Reversal of histologic lung remodeling and rapid change in biology of the remodeling lung by gene expression analysis Repeat RILF testing with current SoC and combination therapy shows superior results for pamrevlumab in monotherapy (ERS Poster PA908) FGCL-3019-049 Open-Label Study2 2.7% mean decline in %-predicted FVC at W48 Correlation between lung function and lung fibrosis Pamrevlumab was well tolerated 1. Bickelhaupt S., JNCI Natl Cancer Inst, 2017. 2. Raghu G., Eur. Respir. Journal 2016; 47: 1481-1491

PRAISE Study Design Randomized, Double-Blind, Placebo-Controlled Lung Function Assessments: Every 12 weeks Main: 39 sites in 7 countries; 62% US Sub-Study: 20 sites in US only Safety Sub-Study (N=57) Main Study (N=103) Placebo + SoC (Pirfenidone or Nintedanib) 24 weeks Pamrevlumab (30 mg/kg q3W) + SoC Screening Up to 6 weeks Follow up 4 weeks Randomization 2:1 Screening Placebo Follow up 48 weeks 4 weeks Pamrevlumab (30 mg/kg q3W) Randomization 1:1 Up to 6 weeks

PRAISE Study Design Eligibility Age: 40–80 years Diagnosis of IPF as per International Guidelines* Definite UIP, or Possible UIP+SLB Additionally, High Resolution Computerized Tomography should confirm: ≥10% and <50% Fibrosis <25% Honeycombing FVC: ≥55% percent of predicted DLCO: ≥30% percent of predicted FEV1/FVC Ratio: ≥0.70 Centralized Assessments: Spirometry, Safety Labs * Raghu G.,ATS/ERS/JRS/ALAT Idiopathic Pulmonary Fibrosis Diagnosis Guidelines, 2011

PRAISE Study Population Subjects Screened (n) 214 Subjects Randomized (n) 103 (Pamrevlumab=50; Placebo=53) Main Reasons for Screen Failures*: Overall US Ex-US - Non-qualifying FVC 34% 10% 24% - Not meeting UIP criteria 26% 14% 12% - Non-qualifying Dlco 18% 9% 9% - PI judgment 10% 2% 8% - ≥10-50% fibrosis; <25%HC 7% 4% 3% - Non-qualifying FEV1/FVC ratio 7% 3% 4% - Non-qualifying labs 7% 5% 1% *(Subjects may meet more than 1 reason for screening failure)

PRAISE Demographics and Baseline Characteristics, Safety Population Source: t-14-1-dm-saf; t-14-1-4-1-pft-saf Variable* Pamrevlumab (N=50) Placebo (N=53) Age (years) 68.3 ±7.05 68.4 ±7.20 Male Gender, n (%) 33 (66.0) 43 (81.1) Race White, n (%) 41 (82.0) 44 (83.0) Weight (Kg) 80.16 ±17.427 86.86 ±17.060 FVC (% predicted) 74.46 ±11.886 73.13 ±11.146 FEV1/FVC ratio 0.812 ±0.0646 0.795 ±0.0524 DLco (%-predicted, HB-cor.) 52.92 ±15.286 53.84 ±12.217 Time Since IPF Dx (yrs) 1.13 ±0.994 1.48 ±1.146 Former Smoker, n (%) 27 (54.0) 34 (64.2) HRCT “Definite UIP”, n (%) 37 (74.0) 29 (54.7) HRCT “Possible UIP”+SLB, n (%) 11 (22.0) 22 (41.5) *Data are presented as mean ± SD unless otherwise specified

PRAISE Demographics and Baseline Characteristics, Safety Population (cont.) Source: t-14-1-4-2-blgap-saf ; t-14-1-1-enroll-rand Variable* Pamrevlumab (N=50) Placebo (N=53) GAP Stage I / II / III (%) 46 / 48 / 6 45 / 51 / 4 GAP Score: mean ± SD 3.6 ± 1.34 3.6 ± 1.24 Enrollment by Country (%) U.S. 58.0 66.0 India 14.0 9.4 New Zealand 8.0 11.3 South Africa 8.0 9.4 Bulgaria 6.0 1.9 Australia 6.0 0.0 Canada 0.0 1.9 *Data are presented as mean ± SD unless otherwise specified

Safety Overview Treatment Emergent Adverse Events* Source: t-14-3-1-teae-sum-saf Patients, n (%) Pamrevlumab (N=50) Placebo (N=53) Any Adverse Event 48 (96.0) 52 (98.1) Grade 3 10 (20.0) 8 (15.1) Grade 4 1 (2.0) 2 (3.8) Any Serious Adverse Event 12 (24.0) 8 (15.1) All Reported Deaths 3 (6.0) 6 (11.3) Any TEAE Leading to Treatment D/C 10 (20.0) 10 (18.9) Serious TEAE Leading to Treatment D/C 3 (6.0) 7 (13.2) Any Infusion-Associated Adverse Events 20 (40.0) 14 (26.4) *Including all adverse events that occurred from first dose to 28 days post last dose

Most Common Treatment Emergent Adverse Events* Source: t-14-3-1-teae-inc10-saf + t-14-3-1-teae-saf Patients, n (%) Pamrevlumab (N=50) Placebo (N=53) Respiratory Tract Infection 15 (30.0) 11 (20.8) Cough 14 (28.0) 23 (43.4) Dyspnea 14 (28.0) 11 (20.8) Idiopathic Pulmonary Fibrosis 10 (20.0) 9 (17.0) Fatigue 10 (20.0) 4 (7.5) Urinary Tract Infection 10 (20.0) 4 (7.5) Nasopharyngitis 9 (18.0) 5 (9.4) Sinusitis 8 (16.0) 8 (15.1) Diarrhoea 8 (16.0) 4 (7.5) Nausea 7 (14.0) 7 (13.2) Headache 4 (8.0) 6 (11.3) Bronchitis 2 (4.0) 6 (11.3) *Occurring in >10% of patients in either group

TESAEs* were Infrequent During the Study and Mostly Respiratory-Related Source: t-14-3-2-tesae-saf; t-14-3-1-teae-ifurel-saf Patients, n (%) Pamrevlumab (N=50) Placebo (N=53) Interstitial Lung Disease 2 (4.0) 0 Pulmonary Embolism 2 (4.0) 0 Cardiac Arrest 0 2 (3.8) Idiopathic Pulmonary Fibrosis 0 4 (7.5) Patients, n (%) Pamrevlumab (N=50) Placebo (N=53) Nausea 3 (6.0) 5 (9.4) Fatigue 3 (6.0) 1 (1.9) Headache 3 (6.0) 3 (5.7) Flushing 3 (6.0) 3 (5.7) Hypertension 3 (6.0) 1 (1.9) Dizziness 2 (4.0) 0 Depression 0 2 (3.8) Infusion-Associated TEAEs* Show Pamrevlumab Infusions are Generally Well Tolerated All were mild to moderate in severity (none were serious AEs) Did not lead to study drug or study discontinuations *Occurring in at Least 2 Subjects in either group

All-Cause Mortality Rate PRAISE vs GAP1 1. Ley B. et al. Ann Intern Med. 2012. Source: t-14-1-4-2-blgap-saf / l-16-2-4-4-blgap-rand Full Study (N=103) Pamrevlumab Arm (N=50) Placebo Arm (N=53) Stage 1-year Risk Number Subjects Expected Number of Deaths Number Subjects Expected Number of Deaths Number Subjects Expected Number of Deaths Stage I 5.6% 47 2.6 23 1.3 24 1.3 Stage II 16.2% 51 8.3 24 3.9 27 4.4 Stage III 39.2% 5 2.0 3 1.2 2 0.8 Overall 103 12.9 50 6.4 53 6.5 Actual Deaths in PRAISE 9 3 6 Actual vs Expected Deaths 47.0% 92.3% Relative Reduction vs Placebo = 51% Deaths by Stages: Pamrevlumab arm: 2 Stage II; 1 Stage III. / Placebo arm: 2 Stage I; 3 Stage II; 1 Stage III (Relative Reduction vs Placebo for Pooled Phase 2; Study 049+PRAISE = 65%)

Efficacy Analysis, Primary Endpoint*; Mean Change from BL at Week 48 in FVC Random Coefficients Model (Linear Slope method) Source: t-14-2-1-1n-fvcpp-saf.sas t-14-2-1-11q-fvc-saf.sas Mean FVC% change +/-SE FVC%-Predicted Difference: 4.33% Relative Difference: 60% p-value = 0.0331 Absolute FVC Difference: 178mL Relative Difference: 58% Mean FVC change (mL) +/-SE p-value = 0.0249 *FVC%-Predicted FVC (mL)

Visit (Weeks) P-Value* 0.1235 0.0527 0.0172 0.0103 Pamrevlumab, n (%) 3 (6.0%) 3 (6.0%) 5 (10.0%) 5 (10.0%) Placebo, n (%) 7 (13.7%) 9 (17.6%) 15 (29.4%) 16 (31.4%) Relative Diff. -56% -66% -66% -68% Proportion of Subjects with FVC%-Predicted Decline ≥10% or Death by Visit. Logistic Regression Model Source: t-14-2-1-2-fvcpp-prop-itt\ f-14-2-1-2-fvcpp-itt Rel. Diff. 68%

PRAISE 049 Study Placebo FVC%-Predicted Change From BL at W48 Consistency with Prior 049 Phase 2 Open-Label Study Results* Pamrevlumab Pamrevlumab *Both studies analyzed according to Linear Slope method. Study 049 with subjects BL FVC≥55% and treated with 30mg/Kg dose (N=32); FVC%-p change from BL = 2.33% for 30mg/Kg+15mg/Kg doses (N=69)

PRAISE Combination Safety Sub-Study Randomized, Double-Blind, Placebo-Controlled Trial with SoC Background Medication At least 3 months on stable dose of pirfenidone or nintedanib Total # of pamrevlumab (or matching placebo) doses = 8 First 2 doses at 15 mg/kg, remaining doses at 30 mg/kg 20 sites in U.S. only Pamrevlumab (30 mg/kg q3W) 24 weeks Pirfenidone or Nintedanib Screening Up to 6 weeks Follow up 4 weeks Randomization 2:1 Placebo Pirfenidone or Nintedanib

Safety Sub-Study Demographics and Baseline Characteristics Source: t-14-1-dm-saf\t-14-1-4-1-pft-saf\t-14-1-4-2-blgap-saf Pirfenidone Group N=36 Nintedanib Group N=21 Variable* Pam.+ Pirf. (N=24) Pirf. (N=12) Pam.+ Nint. (N=15) Nint. (N=6) Age (years) 68.6 ± 6.27 68.4 ± 5.50 71.1 ± 7.32 65.2 ± 4.62 Male Gender, n (%) 17 (70.8) 8 (66.7) 13 (86.7) 3 (50.0) Race White, n (%) 24 (100.0) 12 (100.0) 15 (100.0) 6 (100.0) FVC (% predicted) 74.57 ± 15.764 71.91 ± 13.758 73.31 ± 14.559 70.12 ± 13.561 FEV1/FVC Ratio 0.813 ± 0.0543 0.825 ± 0.0608 0.793 ± 0.0436 0.814 ± 0.0576 DLco (%-p, HB-cor.) 52.70 ± 15.089 48.56 ± 10.224 48.35 ± 12.495 40.59 ± 9.027 Time Since IPF Dx (yrs) 2.10 ± 1.223 1.93 ± 0.959 2.00 ± 0.757 1.73 ± 1.212 HRCT “Definite UIP”, n (%) 16 (66.7) 7 (58.3) 9 (60.0) 3 (50.0) HRCT “Possible UIP”+SLB n (%) 8 (33.3) 5 (41.7) 6 (40.0) 3 (50.0) GAP Stage I / II / III (%) 41.7 / 54.2 / 4.2 41.7 / 50 / 8.3 26.7 / 66.7 / 6.7 66.7 / 16.7 / 16.7 *Data are presented as mean ± SD unless otherwise specified

Safety Sub-Study Safety Summary of Treatment Emergent Adverse Events Source: t-14-3-1-teae-sum-saf Pirfenidone Group N=36 Nintedanib Group N=21 Patients, n (%) Pam.+ Pirf. (N=24) Pirf. (N=12) Pam.+ Nint. (N=15) Nint. (N=6) Any TEAE 19 (79.2) 12 (100.0) 14 (93.3) 6 (100.0) Grade 3 1 (4.2) 2 (16.7) 2 (13.3) 1 (16.7) Grade 4 0 1 (8.3) 0 0 Any Serious TEAE 2 (8.3) 1 (8.3) 0 1 (16.7) All Reported Deaths 1 (4.2) 0 0 0 Any TEAE Leading to Treatment D/C 2 (8.3) 0 0 0 Serious TEAE Leading to Treatment D/C 2 (8.3) 0 0 0 Any Infusion-Associated AE 5 (20.8) 6 (50.0) 4 (26.7) 1 (16.7)

Safety Sub-Study Most Common TEAEs in >10% of Patients Source: t-14-3-1-teae-inc10-saf \ t-14-3-1-teae-saf Patients, n (%) Pam.+ Pirf. (N=24) Pirf. (N=12) Pam.+ Nint. (N=15) Nint. (N=6) Nasopharyngitis 5 (20.8) 3 (25.0) 4 (26.7) 0 Idiopathic Pulmonary Fibrosis 5 (20.8) 0 2 (13.3) 0 Cough 3 (12.5) 3 (25.0) 2 (13.3) 2 (33.3) Fatigue 3 (12.5) 1 (8.3) 0 0 Respiratory Tract Infection 2 (8.3) 3 (25.0) 1 (6.7) 1 (16.7) Dyspnea 2 (8.3) 2 (16.7) 3 (20.0) 2 (33.3) Dizziness 1 (4.2) 2 (16.7) 0 0 Headache 1 (4.2) 2 (16.7) 0 0 Diarrhoea 1 (4.2) 2 (16.7) 3 (20.0) 1 (16.7) Bronchitis 0 0 3 (20.0) 0 Sleep Apnea 0 0 2 (13.3) 0 GERD 0 0 1 (6.7) 1 (16.7) Urinary Tract Infection 0 0 1 (6.7) 1 (16.7) Decreased Appetite 0 0 1 (6.7) 1 (16.7) Sinusitis 0 0 0 3 (50.0) Nausea 0 0 0 2 (33.3) Wound 0 0 0 1 (16.7) Joint Swelling 0 0 0 1 (16.7) Cholelithiasis 0 0 0 1 (16.7) Lethargy 0 0 0 1 (16.7)

PK/PD Modeling Based on Study 049 Data Predicts Increased Efficacy with Higher Pamrevlumab Exposure In simulation, 30mg/Kg/2 weeks provides Cmin of 200ug/mL to ~80% of subjects Dose (mg/kg) q3W q2W 15 0 [0 - 1] 13 [7 - 18] 30 24 [17 - 31] 79 [72 - 86] 35 37 [29 - 47] 88 [82 - 94] 45 61 [52 - 70] 96 [92 - 99] [5 – 95%ile] of 100 simulated trials using bootstrap parameters, N = 300 per cohort Efficacy response (FVC) correlates with pamrevlumab exposure (Cmin) A Maximum Tolerated Dose with pamrevlumab has not yet been identified, which allows for further dose optimization in Phase 3 15mg/Kg/q3W 30mg/Kg/q3W P=0.029 Cmin Conc (ug/mL) FVC change from baseline (mL) Simulated % Cmin > 200 ug/mL

The PRAISE Phase 2 Study Summary/Conclusions Pamrevlumab shows significant benefit in lung function preservation vs placebo as measured by: FVC%-predicted FVC (mL) FVC%-predicted decline of ≥10% or death Pamrevlumab was generally well tolerated either in monotherapy or in combination with SoC PRAISE Results are consistent with prior pamrevlumab Phase 2 IPF data Pamrevlumab warrants further clinical investigation in IPF

Acknowledgment to PRAISE Sites and Investigators United States ● Anne Dixon, MD (Vermont Lung Center, Colchester, VT) ● Catherine Markin, MD (Legacy Research Institute, Portland, OR) ● Danielle D. Hosmer, MD (Legacy Research Institute, Portland, OR) ● David Lederer, MD (Columbia University Medical Center, New York, NY) ● Danielle Anti-Ozerkis, MD (Yale University, New Haven, CT) ● Evan R. Fernandez Perez, MD (National Jewish Center, Denver, CO) ● E. James Britt, MD (University of Maryland, Baltimore, MD) ● Joao De Andrade, MD (University of Alabama at Birmingham, Birmingham, AL) ● John Belperio, MD (David Geffen School of Medicine at UCLA, Los Angeles, CA ) ● Jonathan Ruzi, MD (Arizona Pulmonary Specialists, LTD, Scottsdale, AZ) ● John Fitzgerald, MD (University of Texas Southwestern Medical Center, Dallas, TX) ● Kevin Gibson, MD (University of Pittsburgh Medical Center, Pittsburgh, PA) ● Krishna Thavarajah, MD (Henry Ford Medical Center, Detroit, MI) ● Leslie Tolle, MD (Cleveland Clinic, Cleveland, OH) ● Lisa Lancaster, MD (Vanderbilt University, Nashville, TN) ● Mark Wencel, MD (Via Christi Clinic, Wichita, KS) ● Mary Beth Scholand, MD (University of Utah – Lung Health Research, Salt Lake City, UT) ● Mark Hamblin, MD (University of Kansas Medical Center, Kansas City, KS) ● Murali Ramaswamy, MD (Pulmonlx LLC, Greensboro, NC) ● Neil Ettinger, MD ( St. Luke’s Hospital, Chesterfield, MO) ● Nishant Gupta, MD (University of Cincinnati, Cincinnati, OH) ● Peter LaCamera, MD (Steward St. Elizabeth’s Medical Center, Boston, MA) ● Peter Andras Bercz, MD (Pensacola Research Consultants, Inc., Pensacola, FL) ● Richard Enelow, MD (Dartmouth – Hitchcock Medical Center, Lebanon, NH) ● Rafael Perez, MD (University of Louisville, Louisville, KY) ● Rishi Raj, MD (Northwestern University, Chicago, IL) ● Srihari Veeraraghavan, MD (Emory University, Atlanta, GA) ● Sangeeta Bhorade, MD (Northwestern University, Chicago, IL) ● Timothy Albertson, MD (UC Davis Medical Center, Sacramento, CA) ● Thomas O’Brien, MD (Pulmonary Disease Specialist, PA d/b/a, PDS Research, Kissimmee, FL) ● Yolanda Mageto, MD (Vermont Lung Center, Colchester, VT) India ● Bhanu Singh, MD (Midland Healthcare & Research Center, Uttar Pradesh, India) ● Nandagopal Velayuthaswamy, MD (Sri Bala Medical Centre and Hospital, Coimbatore, Tamil Nadu) ● Priya Ramachandran, MD (St Johns Medical College Hospital, Karnataka, India) ● Raja Dhar, MD (Fortis Hospitals, West Bengal, India) ● Sujeet Rajan, MD (Bhatia Hospital, Maharashtra, India) New Zealand ● Benedict Brockway, MD (Dunedin Public Hospital, Dunedin, New Zealand) ● Catherina Chang, MD (Waikato Hospital, Hamilton, New Zealand) ● Lutz Beckert, MD (Christchurch Hospital NZ, Christchurch, New Zealand) ● Suzanne Poole, MD (Tauranga Hospital, Tauranga, New Zealand) South Africa ● Anish Ambaram, MD (Life Mount Edgecombe Hospital, KwaZulu-Natal, South Africa) ● Elvis Irusen, MD (Tygerberg Hospital Respiratory Research Unit, Western Cape, South Africa) ● Heidi Siebert, MD (Into Research, Gauteng, South Africa) Australia ● Elizabeth Veitch, MD (Concord Repatriation General Hospital, New South Wales, Australia) ● Huw Davies, MD (Daw Park Repatriation Hospital, South Australia, Australia) Bulgaria ● Natalia Stoeva, MD (MHAT 'Tokuda Hospital Sofia', AD, Department of Pulmonology, Sofia, Bulgaria) Canada ● Nadim Srour, MD (Université de Sherbrooke/Hôpital Charles LeMoyne, Greenfield Park, QC) Thank you to all PRAISE TEAMS and our Study Collaborators